                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                        MOLDFLOW CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              MOLDFLOW CORPORATION
                              430 BOSTON POST ROAD
                          WAYLAND, MASSACHUSETTS 01778

                                                                October   , 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Moldflow Corporation (the "Annual Meeting") to be held on Tuesday, November 20, 2001, at 10:00 am local time, at the Company's headquarters at 430 Boston Post Road, Wayland, MA 01778.

    The Annual Meeting has been called for the purpose of (i) electing two
Class II Directors for three-year terms, (ii) approving an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of its Common Stock from 60,000,000 to 40,000,000 and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on October 1, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company and "FOR" the amendment to the Certificate of Incorporation.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT EASTERN TIME ON NOVEMBER 19, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

                                          Sincerely,
                                          Marc J.L. Dulude
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              MOLDFLOW CORPORATION
                              430 BOSTON POST ROAD
                               WAYLAND, MA 01778
                                 (508) 358-5848

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, NOVEMBER 20, 2001

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Moldflow Corporation (the "Company") will be held on Tuesday, November 20, 2001, at 10:00 am local time, at the Company's headquarters at 430 Boston Post Road, Wayland, Massachusetts 01778 (the "Annual Meeting"), for the purpose of considering and voting upon:

       1.  The election of two Class II Directors for three-year terms;

       2. The amendment of the Company's Third Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of its Common Stock from 60,000,000 to 40,000,000; and

       3. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on October 1, 2001 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors,
                                          Suzanne E. Rogers
                                          SECRETARY, VICE PRESIDENT OF FINANCE
                                          AND ADMINISTRATION, CHIEF FINANCIAL
                                          OFFICER AND TREASURER

Wayland, MA
October   , 2001

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT EASTERN TIME ON NOVEMBER 19, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

                              MOLDFLOW CORPORATION
                              430 BOSTON POST ROAD
                          WAYLAND, MASSACHUSETTS 01778
                                 (508) 358-5848

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                    TO BE HELD ON TUESDAY, NOVEMBER 20, 2001

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Moldflow Corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 20, 2001 at 10:00 a.m. local time, at the Company's headquarters at 430 Boston Post Road, Wayland, Massachusetts 01778, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

       1. The election of two Class II Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2004 and until such Director's successor is duly elected and qualified;

       2. The amendment of the Company's Third Amended and Restated Certificate of Incorporation to reduce the number of authorized shares of its Common Stock from 60,000,000 to 40,000,000; and

       3. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about October 9, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on October 1, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at,
the Annual Meeting. As of the Record Date, there were approximately [      ]
shares of Common Stock outstanding and entitled to vote at the Annual Meeting
and approximately [      ] stockholders of record. Each holder of a share of
Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

    The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

    The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Directors of the Company. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Director nominees and, therefore, will not have an effect on the election of the Director nominees. The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter is required for the approval of the proposed decrease in the Company's authorized shares, which requires amending the Company's Certificate of Incorporation. Broker non-votes and abstentions will be counted as voting against the proposed decrease in the Company's authorized shares.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET IN ACCORDANCE WITH THE PROCEDURES ON THE PROXY CARD. COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT AND "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THOSE SET FORTH HEREIN WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS. THE TELEPHONE AND INTERNET VOTING PROCEDURES ARE DESIGNED TO AUTHENTICATE STOCKHOLDERS' IDENTITIES, TO ALLOW STOCKHOLDERS TO GIVE THEIR VOTING INSTRUCTIONS AND TO CONFIRM THAT STOCKHOLDERS' INSTRUCTIONS HAVE BEEN RECORDED PROPERLY. COUNSEL HAS ADVISED THE COMPANY THAT THE INTERNET VOTING PROCEDURES MADE AVAILABLE ARE CONSISTENT WITH THE REQUIREMENTS OF APPLICABLE LAW. STOCKHOLDERS VOTING VIA THE INTERNET SHOULD UNDERSTAND THAT THERE MAY BE COSTS ASSOCIATED WITH ELECTRONIC ACCESS, SUCH AS USAGE CHARGES FROM INTERNET ACCESS PROVIDERS AND TELEPHONE COMPANIES, THAT MUST BE BORNE BY THE STOCKHOLDER.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report of the Company, including financial statements for the fiscal year ended June 30, 2001 ("Fiscal 2001"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

           DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD OF DIRECTORS

PROPOSAL 1  ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of eight members and is divided into three classes, with three Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting. Mr. Beale, a Class II Director, will retire from the Board of Directors effective the date of the Annual Meeting.

    At the Annual Meeting, the other Class II Directors will be elected to serve until the annual meeting of stockholders in 2004. The Board of Directors has
nominated Marc J.L. Dulude and [            ] for re-election as Class II
Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly
executed proxy for the re-election of Mr. Dulude and [            ] as
Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of each nominee as a Director of the Company.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE OF THE BOARD OF DIRECTORS AS A DIRECTOR OF THE COMPANY.

PROPOSAL 2  AMENDMENT OF CERTIFICATE OF INCORPORATION

    The Company's Third Amended and Restated Certificate of Incorporation, which was effective as of March 31, 2000, authorizes the Company to issue up to 60,000,000 shares of Common Stock and up to 5,000,000 shares of Preferred Stock. The Company proposes to reduce the number of authorized shares of its Common Stock from 60,000,000 to 40,000,000 in order to reduce the amount of the annual franchise tax paid to the State of Delaware, the Company's state of incorporation. The Company currently has approximately 10,114,000 shares of Common Stock outstanding and has approximately 2,900,000 shares reserved for issuance pursuant to the Company's stock option plans and Employee Stock Purchase Plan. Therefore, the Company believes that 40,000,000 shares of Common Stock will be sufficient to satisfy the Company's current obligations and plans. The proposed form of the amendment is attached hereto as Appendix A.

VOTE REQUIRED FOR APPROVAL

    The affirmative vote of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter is required for the approval of the proposed decrease in the Company's authorized shares, which requires amending the Company's Certificate of Incorporation.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

    The Board of Directors of the Company held five (5) meetings during Fiscal 2001. During Fiscal 2001, each of the incumbent Directors then serving as a Director attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the performance of the independent accountants in the annual audit and in assignments unrelated to the audit and reviews the fees of the independent accountants. The Audit Committee also reviews the scope and results of the audit with the independent accountants, reviews our financial disclosures, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as
Appendix B to this proxy statement. The Audit Committee currently consists of
Messrs. Schechter, Beale, Brooks and [            ] and held five (5) meetings
during Fiscal 2001.The members of the Audit Committee are "independent directors" under the rules of the NASDAQ Stock Market governing the
qualifications of members of the Audit Committee. Mr. [                ] was not
a member of the Board of Directors during Fiscal 2001 and therefore is not a signatory to the Report of the Audit Committee included herein.

    The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's 2000 Stock Option and Incentive Plan (the "2000 Stock Plan") and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee currently consists of Messrs. Beale, Schechter and Yie and held three (3) meetings during Fiscal 2001.

    Non-employee Directors (the "Independent Directors") receive a quarterly fee of $2,000 plus a fee of $250 for each meeting of a committee of the Board of Directors that they attend in person or by telephone conference. In addition, all Directors are reimbursed for travel and other expenses incurred in attending meetings in person.

    Non-employee Directors are also eligible to participate in the 2000 Stock Plan. The 2000 Stock Plan contains a formula under which each non-employee Director will receive an option to acquire 10,000 shares of Common Stock upon initial election to the board. Non-employee Directors will also receive an option to acquire an additional 10,000 shares of Common Stock following the 2002 annual meeting of stockholders and at every second annual meeting of stockholders thereafter.

    Stockholders of the Company seeking to nominate candidates as Directors at an annual meeting of stockholders must satisfy the timing and informational requirements set forth in the Company's by-laws as described under "Submission of Stockholder Proposals for 2002 Annual Meeting" below.

    Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS II TERM EXPIRES 2001
Marc J. L. Dulude*..........................................      41       1997
[            *] (2).........................................    [  ]       2001
CLASS III TERM EXPIRES 2002
Roger Brooks (2)............................................      56       1998
Richard A. Charpie, Ph.D....................................      49       1997
CLASS I TERM EXPIRES 2003
Robert P. Schechter (1)(2)..................................      52       2000
A. Roland Thomas............................................      42       1997
Charles D. Yie (1)..........................................      43       1997

------------------------

*   Nominee for re-election.

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

    MARC J. L. DULUDE has served as the Company's President and Chief Executive Officer and as a Director of the Company or its predecessor since May 1996. Prior to joining the Company, Mr. Dulude served in various positions with and most recently as the Senior Vice President of Marketing of Parametric Technology Corporation ("PTC"), a computer-aided design software company, from 1991 to May 1996, and in various positions with the Bell-Northern Research division of Northern Telecom, a telecommunications company, from 1987 to 1991. Mr. Dulude holds Bachelor and Master of Mechanical Engineering degrees from Carleton University in Canada.

    [TO COME]

    ROGER BROOKS has served as a Director of the Company since October 1998.
Mr. Brooks has served as the President and Chief Executive Officer and a director of Intelligent Controls, Inc., an electronics and software manufacturer serving the energy industry, since May 1998. Previously, Mr. Brooks served as President and Chief Executive Officer and a director of Dynisco Inc., an instrumentation and equipment company serving the plastics industry, from 1984 through 1996.

    RICHARD A. CHARPIE, PH.D. has served as a Director of the Company or its predecessor since December 1995. Dr. Charpie joined Ampersand Ventures' predecessor in 1980 and led its activities beginning in 1983. The Managing General Partner of all of Ampersand's active partnerships, he founded the firm in 1988 and structured its spinoff from PaineWebber. Dr. Charpie has served as a director of more than thirty-five public and private companies and currently serves as a director of TriPath Imaging, Inc., a medical products company, V.I. Technologies, Inc., a developer of blood products and systems, and various privately-held companies. Dr. Charpie holds an M.S. degree in Physics and a Ph.D. in Applied Economics and Finance from the Massachusetts Institute of Technology.

    ROBERT P. SCHECHTER has served as a Director of the Company since
January 2000. Mr. Schechter has served as President and Chief Executive Officer of NMS Communications, a provider of hardware and software solutions for the communications industry, since April 1995 and as its chairman since March 1996. Prior to joining NMS Communications, Mr. Schechter served in various positions with and most recently as the Senior Vice President of the International Business Group of Lotus Development

Corporation, a software company, from 1987 to March 1994. Mr. Schechter also serves as a director of Infinium Software, Inc., an application software company.

    A. ROLAND THOMAS has served as a Director of the Company or its predecessors since November 1989, the Company's Vice President of Research and Development since January 1997 and has served in various other positions with the Company since 1982. Mr. Thomas holds a Bachelor of Mechanical Engineering degree from the Royal Melbourne Institute of Technology.

    CHARLES D. YIE has served as the Chairman of the Board of Directors of the Company or its predecessor since August 1996 and as a Director since
December 1995. He joined Ampersand's predecessor in 1985 and serves as a General Partner of all Ampersand's active partnerships. Mr. Yie has served as a director of more than fourteen public and private companies and currently serves as a director of Intelligent Controls, Inc., an electronics and software manufacturer serving the energy industry, and various privately-held companies. Mr. Yie holds a B.S. in Electrical Engineering and an M.S. in Management from the Massachusetts Institute of Technology.

                               EXECUTIVE OFFICERS

    The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below (unless previously set forth above).

NAME                                          AGE                       POSITION
----                                        --------                    --------
Marc J. L. Dulude.........................     41      President and Chief Executive Officer
Suzanne E. Rogers.........................     44      Vice President of Finance and
                                                       Administration, Chief Financial Officer,
                                                       Treasurer and Secretary
A. Roland Thomas..........................     42      Vice President of Research and Development
Richard M. Underwood......................     47      Vice President of Sales
Kenneth R. Welch..........................     44      Vice President of Marketing

------------------------

    SUZANNE E. ROGERS has served as the Company's Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary since September 1996. Before joining the Company, Ms. Rogers served as the Vice President of Finance and Chief Financial Officer from November 1994 to September 1996 and as the Controller from May 1993 to November 1994 of Scitex America Corp., a subsidiary of Scitex Corporation Ltd., a graphic arts systems manufacturer. Ms. Rogers is a certified public accountant.

    RICHARD M. UNDERWOOD has served as the Company's Vice President of Sales since October 1997. Prior to joining the Company, Mr. Underwood served from 1990 to October 1997 in various positions with and most recently as the Vice President of Sales Operations of Parametric Technology Corporation.

    KENNETH R. WELCH has served as the Company's Vice President of Marketing since November 1996. Prior to joining the Company, Mr. Welch served as the Director of AutoCAD Product Marketing for Autodesk, Inc., a computer-aided design software company, from September 1995 to November 1996 and Vice President of Sales and Marketing of Visual Kinematics, an original equipment manufacturer of software tools, from June 1994 to September 1995. Mr.Welch holds Bachelor and Master of Science degrees in Civil Engineering from the University of California at Davis.

    Each of the officers holds his or her respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

                             EXECUTIVE COMPENSATION

    The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during fiscal years 1999, 2000 and 2001 to the Company's Chief Executive Officer and the four most highly compensated executive officers who earned in excess of $100,000 during Fiscal 2001 (the "Named Executive Officers").

SUMMARY COMPENSATION

    SUMMARY COMPENSATION. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of fiscal 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION        ALL OTHER
                                                  ANNUAL COMPENSATION                         AWARDS        COMPENSATION ($)
                                  ----------------------------------------------------   ----------------   ----------------
                                                                                            SECURITIES
                                                            BONUS       OTHER ANNUAL        UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR      SALARY ($)     ($)      COMPENSATION ($)   OPTIONS (SHARES)
---------------------------       ---------   ----------   --------   ----------------   ----------------
Marc J. L. Dulude...............    2001        235,000         --               --                 --          25,246(1)
  President and Chief Executive     2000        215,000    128,000               --                 --          26,933(1)
  Officer                           1999        215,000     35,000               --            131,250          26,563(1)

Suzanne E. Rogers...............    2001        165,000         --               --              4,000           9,624(2)
  Vice President of Finance and     2000        133,000     83,000               --              2,083          10,400(2)
  Administration, Chief             1999        133,000     20,000               --             35,417          10,400(2)
  Financial Officer, Treasurer
  and Secretary

Richard M. Underwood............    2001        145,000         --        179,430(3)            20,000          10,539(2)
  Vice President of Sales           2000        120,000         --        113,000(3)            13,334          11,170(2)
                                    1999        120,000                    97,000(3)            22,917          17,321(2)

A. Roland Thomas................    2001        167,120         --               --              4,000          23,317(4)
  Vice President of Research and    2000         93,696     62,000               --                 --          20,105(4)
  Development                       1999         96,880     19,407               --             25,000          22,150(4)

Kenneth R. Welch................    2001        158,000         --               --                 --          11,749(2)
  Vice President of Marketing       2000        133,000     69,000               --                 --          10,400(2)
                                    1999        133,000     17,500               --             33,333          10,400(2)

--------------------------

(1) Includes $12,000 car allowance in each fiscal year, $10,500, $10,175 and $8,776, respectively, in fiscal 1999, 2000 and 2001, in contributions by the Company to Mr. Dulude's 401(k) account and $4,063, $4,758, and $4,470, respectively, in fiscal 1999, 2000 and 2001, for life and disability insurance purchased for Mr. Dulude's benefit.

(2) Contributions by the Company to the executive officer's 401(k) account.

(3) Constitutes sales commissions.

(4) Includes $9,057, $7,445 and $574, respectively, in fiscal 1999, 2000 and 2001, in contributions to the executive officer's retirement plan account and $13,093, $12,660, and $992, respectively, in fiscal 1999, 2000 and 2001, as a car allowance. Includes $21,751 in 2001 related to reimbursement for certain costs in connection with Mr. Thomas' relocation from Australia to the United States.

    OPTION GRANTS. The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Named Executive Officers of the Company who received such grants during Fiscal 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                             POTENTIAL
                                                                                                            REALIZABLE
                                                                 INDIVIDUAL GRANTS                       VALUE AT ASSUMED
                                              -------------------------------------------------------         ANNUAL
                                              NUMBER OF         PERCENT                                   RATES OF STOCK
                                              SECURITIES       OF TOTAL        EXERCISE                        PRICE
                                              UNDERLYING        OPTIONS         OR BASE                  APPRECIATION FOR
                                               OPTIONS          GRANTED        PRICE PER                  OPTION TERM(3)
                                               GRANTED       TO EMPLOYEES         ($/      EXPIRATION   -------------------
NAME                                           (#) (1)     IN FISCAL YEAR(2)    SHARE)        DATE       5% ($)    10% ($)
----                                          ----------   -----------------   ---------   ----------   --------   --------
Suzanne E. Rogers...........................     4,000            1.06%         19.875      12/21/08     37,958     90,915
A. Roland Thomas............................     4,000            1.06%         23.375      10/19/08     44,642    106,926
Richard Underwood...........................    10,000            2.64%          16.50        8/8/08    157,560    377,384
                                                10,000            2.64%         26.625       1/23/09    254,246    608,962

--------------------------

(1) The options set forth above become exercisable as to 25% of the total on the first anniversary of the grant date and in equal quarterly installments thereafter. All options are subject to the employee's continued employment and terminate eight years after the grant date. In addition, these options vest upon any change of control of the Company as defined in the options. All options were granted at fair market value on the date of grant.

(2) Based on an aggregate of 378,712 options granted to employees in Fiscal
    2001.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 8-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

    OPTION EXERCISES AND OPTION VALUES. The following table sets forth information concerning the options exercised by the Named Executive Officers during the fiscal year ended June 30, 2001 and the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers who held such options at June 30, 2001.

              TOTAL OPTIONS EXERCISED IN 2001 AND YEAR-END VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                                                               OPTIONS                 IN-THE-MONEY OPTIONS
                                                      AT JUNE 30, 2001 (#) (1)     AT JUNE 30, 2001 ($) (1) (2)
                       SHARES ACQUIRED     VALUE     ---------------------------   -----------------------------
NAME                    UPON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                   ---------------   ---------   -----------   -------------   -------------   -------------
Marc J. L. Dulude....          --              --      68,751          62,500         707,445         615,629

Suzanne E. Rogers....       5,860        $154,008      14,452          21,188         138,311         168,880

Richard Underwood....          --              --      16,093          40,157         144,112         143,445

A. Roland Thomas.....          --              --      50,278          23,215         686,184         218,686

Kenneth Welch........          --              --      18,228          15,105         201,769         155,892

--------------------------

(1) The options set forth above become exercisable as to 25% of the total on the first anniversary of the grant date and vest quarterly thereafter. All options are subject to the employee's continued employment and terminate eight years after the grant date. These options also vest in full upon any change of control of the Company, as defined in the options. All options were granted at fair market value as determined by the Compensation Committee of the Board of Directors of the Company on the date of grant.

(2) Based on the last reported sale price on the Nasdaq National Market on June 29, 2001 ($15.41 per share) less the option exercise price.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
  COMPENSATION

    The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of bonus pay, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. A majority of the Compensation Committee will consist of outside Directors. The composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time.

    COMPENSATION PHILOSOPHY. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock and option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group of public companies of similar size as well as the Company's performance as measured against its own financial objectives, and the long-term creation of shareholder value. Base compensation is set to be competitive with the peer group and the regional economy for public companies of similar size, taking into account historical levels and past performance of the executive. The Compensation Committee establishes the base salary of the Chief Executive Officer and reviews his recommendations with respect to the other senior executives. The cash bonus portion of the compensation for each executive other than the Vice President of Sales is determined based upon the achievement of pre-established financial goals. For Fiscal 2001, the Company's financial objectives were based on the achievement of an established operating profit goal. The Vice President of Sales is paid a commission based on overall sales of the Company's products and services.

    The Compensation Committee believes that the equity ownership position of the Chief Executive Officer and the other senior executives is a significant factor in aligning the long-term interests of management and the stockholders. In 1998 each executive purchased restricted stock from the Company which is subject to repurchase rights should the executive leave the Company. These repurchase rights lapse on varying schedules through October 2002, and will lapse immediately if the Company terminates the employment of the executive without cause or if the Company experiences a change in control. In recognition of the fact that the majority of the restricted shares held by the Chief Executive Officer and the other executives were no longer subject to the repurchase right, in fiscal 1999 the Company awarded each executive additional stock options. Stock options granted to executives generally vest 25% on the first anniversary of the date of grant and in equal quarterly installments thereafter. In light of the grant given in fiscal 1999, the Company did not award stock options to the Chief Executive Officer during fiscal 2000 or 2001, and made smaller awards to other executives based on achievement of individual goals.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. In determining compensation for Fiscal 2001, the Compensation Committee reviewed information regarding the compensation paid to the Chief Executive Officers of comparable companies, and evaluated achievement of corporate, individual and organizational objectives for the year. Mr. Dulude's base salary for Fiscal 2001 was set at $235,000, a 9.3% increase in base salary over that paid during fiscal 2000, which was the same as his base salary in fiscal 1999. The Company did not meet its established operating profit goal and therefore no cash bonus was paid to Mr. Dulude or any other executive.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Internal Revenue Code of 1986, as amended (the "Code"), limits the federal income tax deductibility of compensation paid to the Company's Chief

Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company's current compensation plans and policy, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company's compensation plans and policy will be modified to maximize deductibility if the Company and the Committee determine that such action is in the best interests of the Company.

                                          COMPENSATION COMMITTEE
                                          Julian H. Beale
                                          Robert Schechter
                                          Charles D. Yie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    All executive officer compensation decisions are made by the Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management of the Company, including salaries and bonuses. The current members of the Compensation Committee are Messrs. Schechter, Beale and Yie, none of which is an employee of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Index for the period commencing March 28, 2000, and ending June 30, 2001. The calculation of total cumulative return assumes a $10,000 investment in the Company's Common Stock, the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Index on March 28, 2000, the date of the Company's initial public offering, and the reinvestment of all dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS

                                    3/28/00    JUN-00     JUN-01
MOLDFLOW CORPORATION               10,000.00  12,452.31  11,853.85
NASDAQ STOCK MARKET (U.S.)         10,000.00   8,236.36   4,464.91
NASDAQ COMPUTER & DATA PROCESSING  10,000.00   7,441.78   4,043.08

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

    The Company has entered into employment agreements with each of Messrs. Dulude, Thomas, Underwood and Welch and Ms. Rogers. Each agreement is for a period of one year, and will be automatically extended for one additional year on the anniversary date unless either party has given notice that it does not wish to extend the agreement. Each agreement provides for the payment of base salary and incentive compensation and for the provision of certain fringe benefits to the executive. The agreements require our executive officers to refrain from competing with the Company and from soliciting our employees for a period of twelve months following termination for any reason. Each agreement also provides for certain payments and benefits for an executive officer should his or her employment with us be terminated because of death or disability, by the executive for good reason or by the Company without cause, as further defined in the agreements. In general, in the case of a termination by the executive officer for good reason, or by the Company without cause, the executive officer will receive up to one year of salary, an extension of benefits for one year and an acceleration of vesting for stock options and restricted stock which otherwise would vest during the next twelve months. Upon a change of control, as defined in the agreements, the executive officer is eligible for payment of a minimum of six months and up to one year of salary, an extension of benefits for one year and an acceleration of vesting for all outstanding stock options and restricted stock. Mr. Dulude's agreement also includes certain provisions requiring the Company to increase the payments to him following a change in control in the event that amounts paid to him would subject him to the excise tax imposed by Section 4999 of the Code.

    In July 1998, Messrs. Dulude, Underwood and Welch and Ms. Rogers purchased from the Company a total of 551,287 shares of its Common Stock at a price of $0.36 per share. Each of these executive officers paid for the shares by delivering to the Company a promissory note, which bears interest at a rate of 5.77% per year. Principal and interest on the notes become payable in full on June 30, 2003, but may be prepaid at any time. Certain of the promissory notes have been fully repaid. Each of these executive officers also entered into a stock restriction agreement with the Company. Pursuant to these agreements, the Company has the right, but not the obligation, to repurchase a portion of these shares at the initial purchase price per share upon the termination for any reason of the employment of the respective executive officer. The repurchase rights with respect to these shares lapse on varying schedules through October 2002 so long as the executive officer who purchased the shares remains an employee of the Company. The repurchase right with respect to a portion of these shares will also lapse if the Company terminates the employment of the executive officer without cause as defined in his or her employment agreement or if employment terminates due to his or her death or disability. The repurchase right will lapse in its entirety in the event Moldflow experiences a change in control as defined in the executive officers' employment agreements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOAN TO EXECUTIVE OFFICER AND DIRECTOR

    In July 1999, Mr. Thomas borrowed approximately $129,000 from our subsidiary, Moldflow International, pursuant to a promissory note. This promissory note was not interest bearing and was repaid in full on July 1, 2000. The amounts due under this promissory note were completely offset by amounts paid to Mr. Thomas on July 1, 2000 pursuant to the terms of a deferred compensation arrangement between Moldflow and Mr. Thomas.

                 INFORMATION REGARDING MOLDFLOW STOCK OWNERSHIP

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2001, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them, with the exception of Ms. Rogers who reported one option exercise transaction late. Upon discovery of the oversight, the appropriate form was filed promptly.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table represents certain information about persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock as of September 1, 2001.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                           NUMBER     PERCENT(1)
------------------------------------                          ---------   ----------
Ampersand Ventures..........................................  2,529,061      25.0%
55 William Street, Suite 240
Wellesley, MA 02481 (2)

Capital Guardian Trust Company..............................    513,700       5.1%
333 South Hope Street
Los Angles, CA 90071 (3)

------------------------

(1) Based on 10,113,956 shares outstanding on September 1, 2001.

(2) Consists of 928,031 shares held by Ampersand Specialty Materials and Chemicals II Limited Partnership, 1,575,397 shares held by Ampersand Specialty Materials and Chemicals III Limited Partnership and 25,633 shares held by Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership. Ampersand Specialty Materials and Chemicals II Limited Partnership, Ampersand Specialty Materials and Chemicals III Limited Partnership and Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership are referred to collectively herein as Ampersand Ventures. ASMC-II MCLP LLP is the general partner of ASMC-II Management Company Limited Partnership, which is the general partner of Ampersand Specialty Materials and Chemicals II Limited Partnership, which exercises sole voting and investment power with respect to all of the shares held of record by Ampersand Specialty Materials and Chemicals II Limited Partnership. ASMC-III MCLP LLP is the general partner of ASMC-III Management Company Limited Partnership, which is the general partner of Ampersand Specialty Materials and Chemicals III Limited Partnership and Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership, which exercises sole voting and investment power with respect to all of the shares held of record by Ampersand Specialty Materials and Chemicals III Limited Partnership and Ampersand Specialty Materials and Chemicals III Companion Fund Limited Partnership. Dr. Charpie, a director of Moldflow, is the Managing General Partner of both ASMC-II MCLP LLP and ASMC-III MCLP LLP and Mr. Yie, a director of Moldflow, is a General Partner of both ASMC-II MCLP LLP and ASMC-III MCLP LLP. Dr. Charpie and Mr. Yie disclaim any beneficial ownership of the shares held by Ampersand Ventures, except to the extent of their respective pecuniary interests in Ampersand Ventures.

(3) Based on information contained in such shareholder's publicly available filing on Form 13f filed with the Securities and Exchange Commission for the period ending June 30, 2001.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table represents certain information as to each Director and Named Executive Officer of the Company as of September 1, 2001, based on representations to the Company by each Director and Named Executive Officer with respect to such person's beneficial ownership. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable. The address of the listed stockholders is c/o Moldflow Corporation, 430 Boston Post Road, Wayland, MA 01778. The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after September 1, 2001 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares.

                                                           SHARES BENEFICIALLY
                                                                  OWNED
                                                          ----------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                       NUMBER     PERCENT(1)
------------------------------------                      ---------   ----------
Richard A. Charpie (2)..................................  2,534,061      25.0%
Charles D. Yie (3)......................................  2,534,061      25.0%
Julian H. Beale (4).....................................    284,950       2.8%
Marc J.L. Dulude (5)....................................    385,856       3.8%
A. Roland Thomas (6)....................................    182,299       1.8%
Richard M. Underwood (7)................................     40,756         *
Suzanne E. Rogers (8)...................................     64,113         *
Kenneth R. Welch (9)....................................     41,360         *
Roger Brooks (10).......................................      6,562         *
Robert P. Schechter (10)................................      5,000         *
[            ]..........................................
                                                          ---------      ----
All executive officers and directors as a group (11
  persons) (11).........................................  3,549,957      34.4%

------------------------

*   Less than 1%.

(1) Based on 10,113,956 shares outstanding on September 1, 2001.

(2) Consists of the shares described in note (2) of the table listed above under "Security Ownership of Certain Beneficial Owners," of which Dr. Charpie may be considered the beneficial owner and 5,000 shares subject to vested options. Dr. Charpie disclaims beneficial ownership of the shares described in note (2) of the table listed above, except to the extent of his pecuniary interest therein.

(3) Consists of the shares described in note (2) of the table listed above under "Security Ownership of Certain Beneficial Owners," of which Mr. Yie may be considered the beneficial owner and 5,000 shares subject to vested options. Mr. Yie disclaims beneficial ownership of the shares described in note (2) of the table listed above, except to the extent of his pecuniary interest therein.

(4) Includes 279,950 shares owned by JTC Investment Management Pty. Ltd. ("JTC"). Mr. Beale may be considered the beneficial owner of these shares based on his voting and investment power with respect to the parent company of JTC. Mr. Beale disclaims beneficial ownership of 61,012 of such shares. Also includes 5,000 shares subject to vested options.

(5) Includes 76,955 shares that may be acquired within 60 days of September 1, 2001.

(6) Includes 125,707 shares held by Thomas Investments Australia Pty. Ltd., of which Mr. Thomas is the beneficial owner. Also includes 55,388 shares that may be acquired within 60 days of September 1, 2001.

(7) Includes 21,954 shares that may be acquired within 60 days of September 1, 2001.

(8) Includes 16,796 shares that may be acquired within 60 days of September 1, 2001.

(9) Includes 20,311 shares that may be acquired within 60 days of September 1, 2001.

(10) Represents shares that may be acquired within 60 days of September 1, 2001.

(11) Includes 217,966 shares that may be acquired within 60 days of September 1, 2001.

MARKET VALUE

    On June 29, 2001, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $15.41.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee operates pursuant to a written charter which was approved and adopted by the Board of Directors and is attached to this proxy statement as Appendix B. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. As part of this oversight function, the Audit Committee met with management and PricewaterhouseCoopers LLP, the Company's independent auditors, to review and discuss both the Company's financial statements and any other accounting matters. The Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees". In addition, the Committee discussed with the independent auditors their independence from management and the Company, and the Committee received the written disclosures required by the Independence Standards Board. The Committee also considered the compatibility of non-audit services with the auditors' independence.

    On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended
June 30, 2001, which has been filed with the Securities and Exchange Commission.

    The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the fiscal year ended June 30, 2001:

Audit Fees..................................................  $278,000
Financial Information System Design and Implementation
  Fees......................................................         0
All Other Fees..............................................   556,370
                                                              --------
  Total.....................................................  $834,370
                                                              ========

    The Other Fees pertain to services from PricewaterhouseCoopers LLP primarily in connection with the Company's secondary public offering of Common Stock completed in December 2000, international tax planning and consulting, and domestic and international tax compliance.

                                          SUBMITTED BY THE AUDIT COMMITTEE:
                                          Robert Schechter
                                          Julian Beale
                                          Roger Brooks

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Stockholder proposals intended to be presented at the Company's 2002 annual meeting of stockholders must be received by the Company on or before June 3, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy and should be mailed to: Secretary, Moldflow Corporation, 430 Boston Post Road, Wayland, Massachusetts 01778.

    The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in the Company's proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company's Secretary at its principal executive office not less than 90 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not earlier than the 120th day prior to the scheduled date of such meeting and not later than the later of (i) the 10th day after the date of public disclosure of the date of such meeting or (ii) the 90th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected PricewaterhouseCoopers LLP as the independent public accountants for the Company for the fiscal year ending June 30, 2002. The firm of PricewaterhouseCoopers LLP has served as the independent public accountants to the Company or its predecessor since 1996. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; (2) GO TO THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; OR (3) MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTES SUBMITTED VIA THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 12:00 MIDNIGHT EASTERN TIME ON NOVEMBER 19, 2001. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY COMPLETED YOUR PROXY.

                                   APPENDIX A
 FORM OF CERTIFICATE OF AMENDMENT OF THIRD AMENDED AND RESTATED CERTIFICATE OF
                                 INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                           THIRD AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              MOLDFLOW CORPORATION

    Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the "DGCL"), Moldflow Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

        1. The Board of Directors of the Corporation (the "Board"), in accordance with the provisions of Section 141(f) of the DGCL, duly adopted resolutions by unanimous written consent dated September 17, 2001 in accordance with Section 242 of the DGCL (i) proposing an amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), (ii) declaring such amendment to be advisable and in the best interests of the Corporation, and (iii) directing that such amendment be submitted to and be considered by the stockholders of the Corporation at their next annual meeting. Such resolution proposed to amend the Certificate of Incorporation as follows:

           The first paragraph of Article IV of the Third Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

               The total number of shares of capital stock which the Corporation shall have authority to issue is forty-five million (45,000,000) shares, of which (i) forty million (40,000,000) shares shall be a class designated as common stock, par value $.01 per share (the "Common Stock"), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $.01 per share (the "Undesignated Preferred Stock").

        2. Thereafter, pursuant to the resolution of the Board certified to in the preceding paragraph, the proposed amendment as set forth in this Certificate of Amendment was submitted to the stockholders of the Corporation entitled to vote thereon by the Board, who recommended such amendment as being advisable and in the best interests of the Corporation, and such amendment was approved and duly adopted at a meeting of the stockholders held on November 20, 2001 by a vote of the majority of the outstanding stock, in accordance with the provisions of Section 242 of the DGCL and the terms of the Third Amended and Restated Certificate of Incorporation.

    IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Third Amended and Restated Certificate of Incorporation to be signed by Marc J.L. Dulude, its President, and attested by Suzanne E. Rogers, its Secretary, this 20th day of November, 2001.

                                                       MOLDFLOW CORPORATION

                                                       By:
                                                            -----------------------------------------
                                                            Marc J.L. Dulude
                                                            President and Chief Executive Officer

ATTEST:

By:   --------------------------------------
      Suzanne E. Rogers
      Secretary

                                   APPENDIX B

                              MOLDFLOW CORPORATION

                            AUDIT COMMITTEE CHARTER

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Moldflow Corporation (the "Company") assists the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the Company's financial reporting process and of the Company's procedures for compliance with legal and regulatory requirements. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and system of internal controls and the independence and performance of the Company's external independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A.  REVIEW OF CHARTER

    - Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  AUDITED FINANCIAL STATEMENTS AND ANNUAL AUDIT

    - Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for maintaining the Company's accounts and preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

    - Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

        (i) the Company's annual audited financial statements, including any significant financial reporting issues which have arisen in connection with the preparation of such audited financial statements;

        (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

       (iii) major changes in and other questions regarding accounting and auditing principles and procedures; and

        (iv) the effectiveness of the Company's internal audit process (including evaluations of its Senior Accounting Executive and any other relevant personnel).

    - Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

    - Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

        (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

        (ii) any changes required by the auditor in the scope or performance of the Company's internal audit.

    - Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

    - Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

    - Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditors concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K.

    - Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

    - Prepare the Audit Committee report required by Item 306 of Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  UNAUDITED QUARTERLY FINANCIAL STATEMENTS

    - Review and discuss with management and the independent auditor the Company's quarterly financial statements. Such review shall include discussions by the Chairman of the Audit Committee or the Audit Committee with the independent auditor of such issues as may be brought to the Chairman's or Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. MATTERS RELATING TO SELECTION, PERFORMANCE AND INDEPENDENCE OF INDEPENDENT AUDITOR

    - Recommend to the Board the appointment of the independent auditor.

    - Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

    - Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

    - Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

    - Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  MATTERS RELATING TO THE INDEPENDENCE OF THE AUDIT COMMITTEE

    - Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

    F.  GENERAL

    - The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies.

    - As necessary, monitor the activities of the Company's legal counsel, including periodic reviews with such counsel regarding material legal matters and the Company's legal compliance.

    - Provide oversight of the Company's implementation of an ethics policy and of the process established to insure compliance with such policy.

    - Perform such other oversight functions as may be requested by the Board.

    - In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

    - Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                                  DETACH HERE


                                     PROXY
                              MOLDFLOW CORPORATION
                              430 BOSTON POST ROAD
                          WAYLAND, MASSACHUSETTS 01778

               PROXY FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 20, 2001


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS OF MOLDFLOW CORPORATION

The undersigned acknowledge(s) receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October __, 2001, and hereby constitutes and appoints Suzanne E. Rogers and Marc J.L. Dulude (the "Proxies") and each of them, as Proxies of the undersigned, each with the power to appoint his substitute and to act alone, and authorizes each of them acting singly, to represent and to vote, as designated on the reverse side of this proxy card, all shares of Common Stock of Moldflow Corporation, held of record by the undersigned on October 1, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, November 20, 2001 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SET FORTH IN PROPOSAL 1 AND FOR THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

-----------                                                         -----------
SEE REVERSE          THE BOARD OF DIRECTORS RECOMMENDS A VOTE       SEE REVERSE
   SIDE             FOR PROPOSAL 1 AND PROPOSAL 2 APPEARING ON         SIDE
-----------                  THE REVERSE SIDE HEREOF                -----------

MOLDFLOW CORPORATION
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

-----------------
VOTE BY TELEPHONE
-----------------

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone
1-877-PRX-VOTE (1-877-779-8683)

--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.   CALL THE TOLL-FREE NUMBER
     1-877-PRX-VOTE (1-877-779-8683).

3.   ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.   FOLLOW THE RECORDED INSTRUCTIONS.
--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


----------------
VOTE BY INTERNET
----------------

It's fast, convenient, and your vote is immediately confirmed and posted.

--------------------------------------------------------------------------------
FOLLOW THESE FOUR EASY STEPS:

1.   READ THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD.

2.   GO TO THE WEBSITE
     HTTP://WWW.EPROXYVOTE.COM/MFLO

3.   ENTER YOUR VOTER CONTROL NUMBER LOCATED ON YOUR PROXY CARD ABOVE YOUR NAME.

4.   FOLLOW THE INSTRUCTIONS PROVIDED.
--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/mflo anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

|X|  Please mark votes
     as in this example

1.   Election of two Directors.

     Nominees: (01) Marc J.L. Dulude, (02) [                       ]

                FOR         WITHHELD
                | |           | |

     | |
        ----------------------------------------
        For all nominees except as noted above.

2.   To approve an amendment to the Company's           FOR   AGAINST    ABSTAIN
     Certificate of Incorporation to reduce the         | |     | |        | |
     number of authorized shares of Common Stock from 60,000,000 to 40,000,000

     In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      | |

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person of the corporation or partnership, stating his or her title or authority.



Signature:                 Date:         Signature:                Date:
          ----------------      --------          ----------------      --------